Exhibit 99.1

TRI POINTE GROUP, INC. ANNOUNCES COMMENCEMENT OF TENDER OFFER FOR ITS 4.875% SENIOR NOTES DUE 2021

IRVINE, Calif., June 03, 2020 (GLOBE NEWSWIRE)—TRI Pointe Group, Inc. (the “Company”) (NYSE: TPH) today announced that it has commenced a cash tender offer (the “Offer”) for any and all of its outstanding 4.875% Senior Notes due 2021 (the “Notes”).

The Offer is being made pursuant to an offer to purchase dated June 3, 2020 (the “Offer to Purchase”) and the related notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Offer Documents”), which set forth the terms and conditions of the Offer. Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase. All documentation relating to the Offer, including the Offer to Purchase and the Notice of Guaranteed Delivery, together with any updates, are available from the Information Agent (as defined below) and Depositary (as defined below), as set forth below, and will also be available via the Offer Website: https://www.gbsc-usa.com/tripointegroup/. The following table sets forth certain terms of the Offer:

Description of Notes	CUSIP No. / ISIN	Outstanding Principal Amount of Notes	Tender Offer Consideration(1)
4.875% Senior Notes due 2021	87265HAE9 / US87265HAE99	$300,000,000	$1,025.00

(1) Per $1,000 principal amount of Notes that are validly tendered at or prior to the Expiration Time and that are accepted for purchase.

Timetable for the Offer

Commencement of the Offer	June 3, 2020
Withdrawal Deadline	5:00 P.M., New York City time, on June 9, 2020, unless extended.
Expiration Time	5:00 P.M., New York City time, on June 9, 2020, unless the Offer is extended or earlier terminated.
Payment Date	June 10, 2020 (the first business day following the Expiration Time).
Guaranteed Delivery Date	5:00 p.m., New York City time, on June 11, 2020 (the second business day following the Expiration Time).
Guaranteed Delivery Payment Date	June 12, 2020 (the first business day following the Guaranteed Delivery Date).

The tender offer consideration for each $1,000 principal amount of Notes that the Company accepts for purchase pursuant to the Offer as set forth in the table above (the “Tender Offer Consideration”) is payable only in respect of Notes validly tendered and not validly withdrawn at or prior to the Expiration Time that the Company accepts for purchase. Only Notes validly tendered and not validly withdrawn at or prior to the Expiration Time will be eligible to receive the Tender Offer Consideration. In addition, the Company will pay accrued and unpaid interest, if any, in respect of any Notes purchased in the Offer from the last interest payment date to, but not including, the Payment Date (as defined below).

The principal purpose of the Offer is to acquire the outstanding Notes as part of a plan to refinance a portion of the Company’s long-term debt due in 2021 with longer maturity financing. The Company has announced an offering of a new series of notes (the “New Securities”) to be issued by the Company pursuant to a registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Offer is conditioned upon, among other things, the successful completion, after the date hereof and prior to the Expiration Time, of the offering by the Company of the New Securities that results in gross proceeds to the Company sufficient to fund the purchase of the aggregate principal amount (but excluding any additional amount to fund the aggregate Tender Offer Consideration and accrued and unpaid interest, if any, in respect of all Notes tendered and accepted for purchase in the Offer and estimated fees and expenses relating to the Offer, which the Company expects to fund with cash on hand) of Notes validly tendered and not validly withdrawn at or prior to the Expiration Time. In no event will this announcement or the information contained in this announcement regarding the New Securities constitute an offer to sell or a solicitation of an offer to buy any New Securities.

Holders will be permitted to withdraw tendered Notes at any time prior to the earlier of (i) the Expiration Time, and (ii) if the Offer is extended, the 10th business day after the commencement of the Offer, by following the procedures described in the Offer Documents. Notes subject to the Offer may also be validly withdrawn by following the procedures described in the Offer Documents if, for any reason, the Offer has not been consummated within 60 business days after commencement.

Holders who validly tender their Notes pursuant to the guaranteed delivery procedures described in the Offer Documents must deliver their Notes no later than 5:00 P.M., New York City time, on the second business day following the Expiration Time.

Subject to the terms and conditions of the Offer being satisfied or waived, and to the Company’s right to extend, amend, terminate or withdraw the Offer, the Company will, after the Expiration Time (the “Acceptance Date”), accept for purchase all Notes validly tendered at any time at or prior to the Expiration Time and not validly withdrawn at any time at or prior to the Withdrawal Deadline. Notes that are tendered prior to or at the Expiration Time and delivered pursuant to the Guaranteed Delivery Procedures (as defined below) described in this Offer to Purchase must be provided no later than 5:00 p.m., New York City time, on the second Business Day following the Expiration Time (the “Guaranteed Delivery Date”).

The Company will pay the Tender Offer Consideration for Notes validly tendered and not validly withdrawn and accepted for purchase at the Acceptance Date on a date promptly following the Acceptance Date (the “Payment Date”), and in respect of accepted Notes that are delivered pursuant to the Guaranteed Delivery Procedures described in the Offer to Purchase, on a date promptly following the Guaranteed Delivery Date (the “Guaranteed Delivery Payment Date”). Also, on the Payment Date or Guaranteed Delivery Payment Date, as applicable, the Company will pay accrued and unpaid interest, if any, from the last interest payment date to, but not including, the Payment Date, on Notes accepted for purchase at the Acceptance Date. For the avoidance of doubt, accrued interest will cease to accrue on the Payment Date for all Notes accepted in the Offer, including those tendered by the Guaranteed Delivery Procedures set forth in the Offer to Purchase and under no circumstances will additional interest on the Tender Offer Consideration be paid by the Company after the Payment Date by reason of any delay on the part of the Guaranteed Delivery Procedures.

The Company’s obligation to accept for purchase, and to pay for, Notes validly tendered and not validly withdrawn pursuant to the Offer, is subject to the satisfaction or waiver of a number of conditions, including the Financing Condition (as defined in the Offer to Purchase) and the General Conditions (as defined in the Offer to Purchase). The Company reserves the right, subject to applicable law, in its sole discretion, to waive any of the conditions of the Offer, in whole or in part, at any time and from time to time.

The Company reserves the right, subject to applicable law, in its sole discretion, to (1) extend, terminate or withdraw the Offer at any time or (2) otherwise amend the Offer in any respect, without extending the Withdrawal Deadline. The foregoing rights are in addition to the right to delay acceptance for purchase of Notes tendered pursuant to the Offer or the payment of Notes accepted for purchase pursuant to the Offer in order to comply with any applicable law, subject to Rule 14e-1(c) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that the Company pay the consideration offered or return the deposited Notes promptly after the termination or withdrawal of the Offer.

Global Bondholder Services Corporation has been appointed information agent (the “Information Agent”) and depositary (the “Depositary”) in connection with the Offer. Questions or requests for assistance in connection with the Offer or the delivery of tender instructions, or for additional copies of the Offer Documents, may be directed to the Information Agent and the Depositary at +1 (866)-470-4500 (U.S. toll free), +1 (212) 430-3774 (collect), or via e-mail at contact@gbsc-usa.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer. Until the consummation or termination of the Offer, the Offer Documents can be accessed online at https://www.gbsc-usa.com/tripointegroup/.

The Company has engaged Citigroup Global Markets Inc. as dealer manager (the “Dealer Manager”) in connection with the Offer. Any questions regarding the terms and conditions of the Offer should be directed to the Dealer Manager at +1 (800) 558-3745 (U.S. toll free) or +1 (212) 723-6106 (collect).

DISCLAIMER:

This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Offer is being made only pursuant to the Offer to Purchase and related Notice of Guaranteed Delivery, copies of which will be delivered to Holders of Notes.

THIS ANNOUNCEMENT, THE OFFER TO PURCHASE AND THE RELATED NOTICE OF GUARANTEED DELIVERY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE A DECISION IS MADE WITH RESPECT TO THE OFFER. NONE OF THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT, THE DEPOSITARY, OR THE TRUSTEE under the indenture governing the Notes, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES MAKES ANY RECOMMENDATION AS TO WHETHER OR NOT HOLDERS OF NOTES SHOULD TENDER THEIR NOTES.

The Offer does not constitute, and may not be used in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not permitted by law or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

In any jurisdiction where the securities, blue sky or other laws require tender offers to be made by a licensed broker or dealer and in which the dealer manager, or any affiliates thereof, are so licensed, the Offer will be deemed to have been made by any such dealer manager, or such affiliates, on behalf of the Company.

Any offer or sale of new notes in any member state of the European Economic Area which has implemented Directive 2003/711/EC (the “Prospectus Directive”) must be addressed to qualified investors (as defined in the Prospectus Directive). The new notes are not intended to be offered, sold, distributed or otherwise made available to and should not be offered, sold, distributed or otherwise made available to any retail investor in the European Economic Area. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (“MiFID II”); or (ii) a customer within the meaning of Directive 2002/92/EC, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II. Consequently no key information document required by Regulation (EU) No 1286/2014 (the “PRIIPs Regulation”) for offering, selling or distributing the new notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering, selling or distributing the new notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation.

About TRI Pointe Group, Inc.

Headquartered in Irvine, California, TRI Pointe Group, Inc. (NYSE: TPH) is a family of premium, regional homebuilders that designs, builds, and sells homes in major U.S. markets. As one of the top 10 largest public homebuilding companies based on revenue in the United States, TRI Pointe Group combines the resources, operational sophistication, and leadership of a national organization with the regional insights, community ties, and agility of local homebuilders. The TRI Pointe Group family includes Maracay® in Arizona, Pardee Homes® in California and Nevada, Quadrant Homes® in Washington, Trendmaker® Homes in Texas, TRI Pointe Homes® in California, Colorado and the Carolinas, and Winchester® Homes* in Maryland and Virginia. TRI Pointe Group was named 2019 Builder of the Year by Builder and Developer magazine, recognized in Fortune magazine’s 2017 100 Fastest-Growing Companies list, and garnered the 2015 Builder of the Year Award by Builder magazine. The company was also named one of the Best Places to Work in Orange County by the Orange County Business Journal in 2016, 2017, 2018 and 2019. For more information, please visit www.TriPointeGroup.com.

*Winchester is a registered trademark and is used with permission.

Forward-Looking Statements

Various statements contained in this announcement, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the expected timing, size or other terms of the Offer or the offering of New Securities, our ability to complete the Offer and the offering of New Securities; statements regarding our strategy, projections and estimates concerning the timing and success of specific projects and our future production, land and lot sales, the outcome of legal proceedings, the anticipated impact of natural disasters or contagious diseases on our operations, operational and financial results, including our estimates for growth, financial condition, sales prices, prospects, capital spending and the anticipated use of the proceeds of the offering of New Securities and the completion of the Offer. Forward-looking statements that are included in this announcement are generally accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or other words that convey uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement, and we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. These forward-looking statements are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. The following factors, among others, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements: the effects of the ongoing novel coronavirus (“COVID-19”) pandemic, which are highly uncertain, cannot be predicted and will depend upon future developments, including the severity of COVID-19 and the duration of the outbreak, the duration of existing social distancing and shelter-in-place orders, further mitigation strategies taken by applicable government authorities, the availability of a vaccine, adequate testing and treatments and the prevalence of widespread immunity to COVID-19; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar; market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; the availability of desirable and reasonably priced land and our ability to control, purchase, hold and develop such parcels; access to adequate capital on acceptable terms; geographic concentration of our operations, particularly within California; levels of competition; the successful execution of our internal performance plans, including restructuring and cost reduction initiatives; raw material and labor prices and availability; oil and other energy prices; the effect of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; the effect of weather, including the re-occurrence of drought conditions in California; the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, and shortages and price increases in labor or materials associated with such natural disasters; the risk of loss from acts of war, terrorism or outbreaks of contagious diseases, such as COVID-19; transportation costs; federal and state tax policies; the effect of land use, environment and other governmental laws and regulations; legal proceedings or disputes and the adequacy of reserves; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; changes in accounting principles; risks related to unauthorized access to our computer systems, theft of our homebuyers’ confidential information or other forms of cyber-attack; and other factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.

Investor Relations Contact: Glenn J. Keeler, TRI Pointe Group Drew Mackintosh, Mackintosh Investor Relations InvestorRelations@TRIPointeGroup.com, 949-478-8696	Media Contact: Carol Ruiz, cruiz@newgroundco.com, 310-437-0045

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